D T E 2 Q 2 0 2 2 E A R N I N G S C O N F E R E N C E C A L L J U L Y 2 8 , 2 0 2 2 EXHIBIT 99.2

Safe harbor statement 2 The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “would,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This document contains forward-looking statements about DTE Energy’s financial results and estimates of future prospects, and actual results may differ materially. Many factors impact forward-looking statements including, but not limited to, the following: the duration and impact of the COVID-19 pandemic on DTE Energy and customers, impact of regulation by the EPA, the EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in the international steel markets and in prices of environmental attributes generated from renewable natural gas investments on DTE Vantage’s operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets and customer data against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather, including climate change, and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; impacts of inflation and the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena, including climate change, on operations and sales to customers, and purchases from suppliers; unplanned outages at our generation plants; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; successful execution of new business development and future growth goals; contract disputes, binding arbitration, litigation, and related appeals; the ability of the electric and gas utilities to achieve net zero emissions goals; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section in DTE Energy’s public filings with the Securities and Exchange Commission.

Participants 3 Jerry Norcia – Chairman, President and CEO Dave Ruud – Senior Vice President and CFO Barbara Tuckfield – Director of Investor Relations

DTE is delivering another successful year 41. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix ✓Continuing to deliver for our team, customers, communities and investors ✓Significant milestones in electric generation transition, including placing new natural gas plant in service ✓Progressing on infrastructure renewal to provide safe, reliable power ✓Strong first half of the year that is ahead of plan ✓Raising 2022 operating EPS1 guidance midpoint from $5.90 to $6.00, providing over 8% increase from 2021 original guidance midpoint

Focusing on our team, customers and communities while delivering for investors 5 Our Team Ensuring the health and safety of our employees Received Best Employers Award for outstanding commitment to advancing employee well-being through comprehensive and innovative benefits and initiatives Customers Addressing our customers’ most vital needs Received ENERGY STAR Excellence in Energy Efficiency Award from the EPA for outstanding contributions to protect the environment Communities Providing safe, reliable and cleaner energy and supporting our communities Named to Civic 50 by Points of Light for five consecutive years Investors Delivering premium shareholder returns Raising 2022 operating EPS1 guidance midpoint from $5.90 to $6.00 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

Strong operational and financial start to 2022; raising operating EPS[1] guidance midpoint

Progress across all businesses

- DTE Electric: Began commercial operations at Blue Water Energy Center; finalizing agreements on over $1 billion of new MIGreenPower investments
- DTE Gas: Continued progress on main renewal, targeting another 200 miles in 2022
- DTE Vantage: Additional on-site energy and RNG projects online in 2H 2022

On track for successful 2022

- Electric regulatory proceedings on schedule to file IRP in October and receive rate case order in November
- Continuing to execute distribution grid hardening plan
- Raising 2022 operating EPS guidance midpoint to $6.00 which provides over 8% growth from 2021 original guidance midpoint



Operating EPS guidance
8.2% CAGR
8.9%
$6.00
$5.13
$5.51
$5.84
2020
2021
2022
Revised guidance midpoint
Original guidance midpoint

1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

DTE 6

Transformational investments in generation and distribution provide customers cleaner, more reliable energy 7 Focusing on the grid of the future and continuing decarbonization efforts • $18 billion utility 5-year capital investment; over $40 billion investment plan over the 10-year period • Building the grid of the future to ensure best-in-class performance • Investing in significant clean generation driven by accelerating cessation of coal use and voluntary renewables • Pace of electric vehicle adoption could significantly increase demand and the need for additional assets Positioned for continued growth • 5% - 7% operating EPS1 growth through 2026 • Dividend growth in-line with operating EPS growth 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 5-year plan 10-year plan >$40 $18 Utility capital investment (billions) DTE Electric DTE Gas

2021 2022 Variance Primary drivers DTE Electric $238 $186 ($52) Higher rate base costs, cooler weather, O&M expense timing and shift toward pre-COVID residential sales partially offset by accelerated deferred tax amortization in 2022 DTE Gas 7 6 (1) Higher rate base costs and O&M expenses partially offset by rate implementation DTE Vantage 34 28 (6) REF sunset at end of 2021 partially offset by higher earnings from remainder of the portfolio Energy Trading 21 7 (14) Power portfolio performance in 2021 partially offset by performance and timing in the physical gas portfolio in 2022 Corporate & Other (65) (56) 9 One-time charge in 2021 from opportunistically retiring higher priced debt DTE Energy $235 $171 ($64) Operating EPS from continuing operations $1.22 $0.88 ($0.34) Avg. Shares Outstanding 194 194 2Q 2022 operating earnings1 variance 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 8 (millions, except EPS)

Raising 2022 operating EPS1 guidance 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix (millions, except EPS) 9 Current guidance Revised guidance Primary drivers DTE Electric $918 - $932 $927 - $937 Warmer than normal summer weather DTE Gas 232 - 238 237 - 241 Cooler than normal winter weather DTE Vantage 90 - 95 90 - 95 Energy Trading 15 - 25 20 - 35 Strong performance in the physical gas portfolio Corporate & Other (120) - (115) (120) - (115) DTE Energy $1,135 - $1,175 $1,154 - $1,193 Operating EPS from continuing operations $5.80 - $6.00 $5.90 - $6.10

Well positioned to continue delivering strong results 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Bloomberg as of 6/30/2022 ✓ Strong operational and financial start to 2022 ✓ Raising 2022 operating EPS1 guidance midpoint to $6.00 which provides over 8% growth from 2021 original guidance midpoint ✓ Robust investment plan to support cleaner generation, reliability and infrastructure renewal while focusing on maintaining customer affordability ✓ Reaffirming 5% - 7% operating EPS growth through 2026 ✓ Targeting dividend growth in-line with operating EPS growth 10 18% 66% 253% Total shareholder return2 1-year 5-year 10-year S&P 500 Utilities DTE

VISIT US: DTE INVESTOR RELATIONS 2021 ESG REPORT

12 Appendix

Weather impact on sales 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 13 Cooling degree days Operating earnings1 impact of weather Weather normal sales DTE Electric Heating degree days Operating earnings impact of weather DTE Gas 2Q 2021 2Q 2022 % Change YTD 2021 YTD 2022 % Change Actuals 308 300 (3%) 308 300 (3%) Normal 233 246 6% 233 246 6% Deviation from normal 32% 22% 32% 22% 2Q 2021 2Q 2022 % Change YTD 2021 YTD 2022 % Change Actuals 788 815 3% 3,839 4,204 10% Normal 797 796 0% 4,009 4,026 0% Deviation from normal (1%) 2% (4%) 4% (millions) (per share) 2Q YTD 2Q YTD 2021 $1 ($10) $0.01 ($0.05) 2022 $3 $15 $0.02 $0.08 (millions) (per share) 2Q YTD 2Q YTD 2021 $24 $15 $0.12 $0.08 2022 $15 $22 $0.08 $0.12 (GWh) YTD 2021 YTD 2022 % Change Residential 7,571 7,409 (2%) Commercial 9,183 9,261 1% Industrial 4,932 5,032 2% Other 106 103 (3%) 21,792 21,805 0%

Cash flow and capital expenditures actuals 14 (millions) Cash flow Capital expenditures (billions) 1. Includes equity issued for employee benefit programs YTD 2021 YTD 2022 Cash from operations1 $1.9 $1.1 Capital expenditures (1.9) (1.6) Free cash flow $0.0 ($0.5) Dividends (0.4) (0.3) Other (0.1) 0.0 Net cash ($0.5) ($0.8) Debt financing Impacts to continuing operations Issuances $1.0 $1.2 Redemptions (0.6) (0.3) Impacts due to spin of DTM DTM distribution 3.0 0.0 Total debt financing $3.4 $0.9 Change in cash on hand $2.9 $0.1 YTD 2021 YTD 2022 DTE Electric Base infrastructure $327 $569 New generation 701 28 Distribution infrastructure 482 619 $1,510 $1,216 DTE Gas Base infrastructure $118 $122 Main renewal 160 151 $278 $273 Non-utility $143 $64 Total $1,931 $1,553

2022 guidance Cash from operations1 $2.6 Capital expenditures (3.7) Free cash flow ($1.1) Dividends (0.7) Other (0.1) Net cash ($1.9) Debt financing Issuances $3.5 Redemptions (2.9) Total debt financing $0.6 Equity financing2 $1.3 Total financing $1.9 2022 cash flow and capital expenditures guidance 15 2022 guidance DTE Electric Base infrastructure $1,170 New generation 210 Distribution infrastructure 1,305 $2,685 DTE Gas Base infrastructure $355 Main renewal 315 $670 Non-utility $300 - $400 Total $3,655 - $3,755 (millions) Cash flow Capital expenditures (billions) 1. Includes equity issued for employee benefit programs 2. Convertible equity units related to the 2019 midstream acquisition

Maintaining strong cash flow, balance sheet and credit profile 1. Funds from Operations (FFO) is calculated using operating earnings 2. Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes as equity 16 $0.0 - $0.1 $1.3 Convertible equity units Planned equity issuances 2022 - 2024 (billions) 2022 2023 2024 $1.3 - $1.5 Credit ratings S&P Moody’s Fitch DTE Energy (unsecured) BBB Baa2 BBB DTE Electric (secured) A Aa3 A+ DTE Gas (secured) A A1 A $0.0 - $0.1 • Expect minimal equity issuances outside of convertible equity units • Strong investment-grade credit rating − Targeting ~16% FFO1 / Debt2 • Increased 2022 annualized dividend 7% to $3.54 per share • Issued $400 million green bond − 4th green bond issuance in 5 years

Environmental, social and governance efforts are key priorities; aspiring to be the best in the industry 17 • Transitioning towards net zero1 emissions at both utilities • Accelerating transition to cleaner generation • Protecting our natural resources Environment Social Governance • Focusing on the oversight of environmental sustainability, social and governance • Ensuring board diversity • Providing incentive plans tied to safety and customer satisfaction targets • Focusing on the diversity, safety, well-being and success of employees • Revitalizing neighborhoods and investing in communities • Leader in volunteerism Outperforming industry average in ESG metrics; AA score from MSCI and top quartile for Sustainalytics 1. Definition of net zero included in the appendix

Continuing to evaluate the cessation of coal use to further accelerate decarbonization plan


River Rouge
St. Clair
Trenton Channel
Belle River
Belle River
Monroe
2021
2022
2028
2030
2040
Accelerating cessation of coal use from 2030 to 2028
Evaluating cessation of coal use earlier than 2040

- Stakeholder engagement provides meaningful input into our detailed plan to ensure our goals of clean, reliable and affordable energy are achieved
- Details of the plan and associated investments will be provided with the filing of the CleanVision Integrated Resource Plan (IRP) in October 2022

DTE



18

2Q 2021 and 2Q 2022 reconciliation of reported to operating earnings (non- GAAP) and operating EPS (non-GAAP) 1. Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments 2. Per share amounts are divided by Weighted Average Common Shares Outstanding – Diluted, as noted on the Consolidated Statements of Operations (Unaudited) 19 Adjustments key A) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, gas, and other — non-utility B) Impairment of long-lived assets for the anticipated closure of a pulverized coal facility — recorded in Operating Expenses — Assets (gains) losses and impairments, net C) One-time expenses resulting from the separation of DT Midstream other than direct transaction costs — recorded in Other (Income) and Deductions — Interest Expense D) Adjustment to Income Tax Expense due to a tax law change in West Virginia E) Discontinued operations of DT Midstream, including transactions costs related to the separation (Earnings per share2)

Reconciliation of reported to operating earnings (non-GAAP) 20 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Definition of net zero Collective efforts to reduce the carbon emissions of DTE Energy's utility operations and gas suppliers, as well as efforts to offset an amount equivalent to any remaining emissions. Progress towards this goal is estimated and may vary from the calculations of other utility businesses with similar targets. Carbon emissions is defined as emissions of carbon containing compounds, including carbon dioxide and methane, that are identified as greenhouse gases.